Exhibit 10.4





                         AGREEMENT AND PLAN OF MERGER

                                 By and among

                          HQ Global Workplaces, Inc.,

                           HQ Global Holdings, Inc.

                                      and

                          HQ Merger Subsidiary, Inc.





                           Dated as of June 1, 2000

                         AGREEMENT AND PLAN OF MERGER



         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of June 1, 2000, by and among HQ Global Workplaces, Inc., a Delaware corporation (the "Company"), HQ Global Holdings, Inc., a Delaware corporation ("Holdco"), and HQ Merger Subsidiary, Inc., a Delaware corporation ("M Sub").



         WHEREAS, M Sub is a wholly-owned subsidiary of Holdco, a wholly-owned subsidiary of the Company; and

         WHEREAS, the Company, Holdco and M Sub wish to reorganize their corporate structure pursuant to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the aforesaid and the respective warranties, representations, covenants and agreements hereinafter set forth, the parties, intending to be legally bound, agree as follows:

         Section 1.  The Merger.

                  (a) The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the Delaware General Corporation Law (the "Delaware Law"), Company shall be merged (the "Second Step Merger") with and into M-Sub with M-Sub continuing as the surviving corporation (the "Second Step Surviving Corporation") under the name "HQ Global Workplaces, Inc." The Second Step Surviving Corporation shall continue its corporate existence under the laws of the State of Delaware, and the separate corporate existence of the Company shall cease.

                  (b) Effective Time. As soon as practical following the execution hereof, the Second Step Merger shall be consummated by filing with the Secretary of State of the State of Delaware this Agreement as is required by, and executed in accordance with, the relevant provisions of the Delaware Law (the time of such filing being the "Second Step Effective Time").

                  (c) Effects of the Merger. The Second Step Merger shall have the effects set forth in Section 259 of the Delaware Law. For federal income tax purposes, it is intended that the Second Step Merger shall qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

                  (d) Certificate of Incorporation and By-Laws. The Certificate of Incorporation of M-Sub shall be amended in the Second Step Merger to read in its entirety as set forth in Exhibit A, attached hereto, and as so amended, shall be the Certificate of Incorporation of the Second Step Surviving Corporation.

         The By-Laws of the Company at the Effective Time shall be the By-Laws of the Second Step Surviving Corporation, until modified in accordance with applicable law.

                  (e) Directors and Officers. At the Effective Time, the board of directors of the Company shall be the board of directors of the Second Step Surviving Corporation until their respective successors are duly elected and qualified. The officers of the Company at the Effective Time shall be the officers of the Second Step Surviving Corporation until replaced in accordance with the By-Laws of the Second Step Surviving Corporation.

                  (f)      Conversion of Company Stock.

                           (i) Each share of the Company's Class C Convertible
                  Non-Voting Common Stock, par value $.01 per share ("Company Non-Voting Common Stock"), shall, by virtue of the Second Step Merger, and without any action on the part of the holder thereof be converted into the right to receive one share of Holdco Convertible Non-Voting Common Stock, par value $.0l per share ("Holdco Non-Voting Common Stock").

                           (ii) Each share of the Company's Voting Common
                  Stock, par value $.01 per share ("Company Voting Common Stock"), shall, by virtue of the Second Step Merger, and without any action on the part of the holder thereof be converted into the right to receive one share of Holdco Voting Common Stock, par value $.01 per share ("Holdco Voting Common Stock"). The shares of Holdco Non-Voting Common Stock and of Holdco Voting Common Stock are collectively referred to herein as the "Holdco Shares."

                           (iii) Each share of Holdco Voting Common Stock and
                  Holdco Non-Voting Common Stock outstanding immediately prior to the Effective Time shall, by virtue of the Second Step Merger, be cancelled without any payment therefor.

                  (g)      Stock Options and Warrants; Payment Rights.

                           (i) At the Effective Time, each (a) outstanding
                  option to purchase shares of the Company's Voting Common Stock (with reference to the aforementioned outstanding options, collectively, the "HQ Stock Options") and (b) warrants or other rights to purchase shares of Voting Common Stock and Non-Voting Common Stock ("Warrants", and together with HQ Stock Options, collectively, "HQ Equity Awards") shall be automatically amended to constitute an option to acquire the number of shares of Holdco Voting Common Stock or Holdco Non-Voting Common Stock as the holder of such HQ Equity Award would have been entitled to receive pursuant to the Second Step Merger had such holder exercised such HQ Equity Award (free of and without regard to any limitation on the vesting of the right to exercise such HQ Equity Award) immediately prior to the Second Step Effective Time.

         Section 2.  Distribution of Stock.

                  (a) Holdco shall cause certificates representing the Holdco Shares to be issued pursuant to Section 1(f) to be issued and delivered to each holder of HQ Shares, respectively, at the Closing. The Holdco Voting Common Stock and Holdco Non-Voting Common Stock issued to holders of Company Voting Common Stock and Company Non-Voting Common Stock are from time to time referred to herein collectively as the "Merger Consideration".

                  (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, Holdco shall issue instructions to each holder, immediately prior to the Second Step Effective Time, of Company Voting Common Stock and Company Non-Voting Common Stock for use in effecting the surrender of the certificates representing Company Voting Common Stock or Company Non-Voting Common Stock ("Certificates") in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to Holdco, together with such customary documents as may be required pursuant to such instructions (collectively, the "Second Step Transmittal Documents"), the holder of such Certificate shall be entitled to receive in exchange therefor certificates representing the whole number of shares to be issued to such holder pursuant to Section l(f)(i) or
         (ii). In the event of a transfer of ownership of shares of Company Voting Common Stock and Company Non-Voting Common Stock which is not registered in the transfer records of the Company, the Merger Consideration payable hereunder may be issued and paid in accordance with this Section 2 to the transferee of such shares if the Certificate evidencing such shares of Company Voting Common Stock and Company Non-Voting Common Stock is presented to Holdco and is properly endorsed or otherwise in proper form for transfer. The signature on the Certificate or any related stock power must be properly guaranteed and the person requesting payment of the Merger Consideration must either pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate so surrendered or establish to Holdco that such tax has been paid or is not applicable. The Merger Consideration will be delivered by Holdco as promptly as practicable following surrender of a Certificate and the related Second Step Transmittal Documents. In no event will interest be payable on the Merger Consideration. Until surrendered in accordance with this Section 2, each Certificate shall be deemed at any time after the Effective Time to evidence only the right to receive, upon such surrender, the Merger Consideration for each share of Company Voting Common Stock or Company Non-Voting Common Stock, as applicable, formerly represented by such Certificate.

                  (c) No Liability. The Second Step Surviving Corporation shall not be liable to any holder of shares of Voting Common Stock or Non-Voting Common Stock, applicable, for any Merger Consolidation delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate shall not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity) any such Merger Consideration in respect of such Certificate shall, to the extent permitted by applicable laws, become the property of the Second Step Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

                  (d) Lost, Stolen or Destroyed Certificates. In the event any Certificates evidencing shares of Company Voting Common Stock or Company Non-Voting Common Stock, as applicable, shall have been lost, stolen or destroyed, the holder of such lost, stolen or destroyed Certificate(s) shall execute an affidavit of that fact upon request. The holder of any such lost, stolen or destroyed Certificate(s) shall also deliver a reasonable indemnity against any claim that may be made against the Second Step Surviving Corporation with respect to the Certificate(s) alleged to have been lost, stolen or destroyed. The affidavit and any indemnity which may be required hereunder shall be delivered to the Second Step Surviving Corporation, who shall be responsible for making payment of the Merger Consideration for such lost, stolen or destroyed Certificates(s) pursuant to the terms hereof.

                  (e) Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers of shares of Company Voting Common Stock or Company Non-Voting Common Stock, as applicable, thereafter on the records of the Company. Any Certificates presented to the Second Step Surviving Corporation for any reason at or after the Effective Time shall be canceled and exchanged for the Merger Consideration pursuant to the terms in this Section 2.

         Section 3.  Mutual Covenants.

                  (a) Consummation of the Transactions. Subject to the terms and conditions of this Agreement, each of the Company, M Sub and Holdco shall use their respective commercially reasonable efforts to cause the Second Step Merger and the Closing to occur upon the terms hereof.

         Section 4.  Conditions to Closing.

                  (a) Each Party's Obligation. The respective obligation of each party hereto to effect the transactions contemplated hereby is subject to the satisfaction or waiver as of the Closing of the following condition:

                           (i) No statute, rule, regulation, executive order,
                  decree, temporary restraining order, preliminary or permanent injunction or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Entity, and no other legal restraint or prohibition shall be in effect, that prevents the Second Step Merger or any of the other transactions contemplated by this Agreement, and no action, claim, proceeding or investigation shall be pending or threatened by any Governmental Entity that, if successful, would result in any of the foregoing effects.

         Section 5. Further Assurances. From time to time, as and when requested by another party hereto, a party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

         Section 6. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any of the Company, M Sub or Holdco. Any attempted assignment in violation of this Section 6 shall be void ab initio and of no further force and effect.

         Section 7. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder.

         Section 8. Interpretation. The headings contained in this Agreement, are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is gender neutral. Any word in this Agreement that refers to a particular gender shall also refer to all other genders, including masculine, feminine and neuter.

         Section 9. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         Section 10. Entire Agreement. This Agreement and the exhibits hereto contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. The parties hereto shall not be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

         Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                       HQ GLOBAL WORKPLACES, INC.



                                       By:  /s/ Jill B. Louis
                                          ------------------------------------
                                          Name:  Jill B. Louis
                                          Title:  Vice President


                                       HQ GLOBAL HOLDINGS, INC.



                                       By:  /s/ Jill B. Louis
                                          ------------------------------------
                                          Name:  Jill B. Louis
                                          Title:  Vice President


                                        HQ MERGER SUBSIDIARY, INC.



                                        By:  /s/ Jill B. Louis
                                           -----------------------------------
                                           Name:  Jill B. Louis
                                           Title:  Vice President

                                  CERTIFICATE
                                    OF THE
                                 SECRETARY OF
                          HQ GLOBAL WORKPLACES, INC.



         THE UNDERSIGNED, secretary of HQ GLOBAL WORKPLACES, INC., hereby certifies that:

         1. The foregoing Agreement and Plan of Merger has been adopted pursuant to Section 251(g) of the Delaware General Corporation Law.

         2. The conditions specified in the first sentence of Section 251(g) have been satisfied.



                                    /s/ Jill B. Louis
                                  -------------------------------
                                  Jill B. Louis, Vice President,
                                  Secretary and General Counsel

                                  CERTIFICATE
                                    OF THE
                                 SECRETARY OF
                           HQ MERGER SUBSIDARY, INC.



         THE UNDERSIGNED, secretary of HQ MERGER SUBSIDIARY, INC., hereby certifies that:

         1. The foregoing Agreement and Plan of Merger has been adopted pursuant to Section 251(g) of the Delaware General Corporation Law.

         2. The conditions specified in the first sentence of Section 251(g) have been satisfied.

         3 Pursuant to Section 228 of the Delaware General Corporation Law, the sole shareholder of HQ Merger Subsidiary, Inc., a Delaware corporation, has consented to the foregoing Agreement and Plan of Merger, and to the consummation of the merger of HQ Global Workplaces, Inc., a Delaware corporation, with and into HQ Merger Subsidiary pursuant to the foregoing Agreement and Plan of Merger.



                                     /s/ Jill B. Louis
                                -------------------------------
                                Jill B. Louis, Vice President,
                                Secretary and General Counsel